EXHIBIT 10.9

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED BY THE HOLDER NAMED HEREON FOR ITS OWN ACCOUNT FOR INVESTMENT WITH NO INTENTION OF MAKING OR CAUSING TO BE MADE ANY PUBLIC DISTRIBUTION OF ALL OR ANY PORTION THEREOF; AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD OR IN ANY OTHER WAY TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS IN EFFECT AT THAT TIME OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.



Warrant No. TWC-001


                             STOCK PURCHASE WARRANT
                             ----------------------

                           To Subscribe for Shares of

                                  Common Stock

                                       of

                               TurboGenomics, Inc.



       THIS CERTIFIES THAT, for value received, Trautman Wasserman & Company, Inc. (the "Holder"), is entitled to subscribe for and purchase from TurboGenomics, Inc. (the "Company") that number of shares of the Company's common stock, par value $0.001 per share (the "Common Stock") calculated in accordance with Section 1 hereof at a price per share equal to $0.01 (with adjustments provided for herein, the "Warrant Price") at any time from the date hereof to and including March 28, 2009 (the "Warrant Term").

       This warrant (the "Warrant") is issued in accordance with that certain letter agreement dated as of March 28, 2002 by and between the Holder and the Company.

1.     NUMBER OF SHARES OF COMMON STOCK

       The number of shares of Common Stock the holder hereof is entitled to subscribe for and purchase from the Company shall be determined by multiplying
0.05 (the "Ownership Fraction") by the total number of outstanding securities of the Company at the earlier of the date of exercise or the final day of the Warrant Calculation Period, calculated on a Fully Diluted Basis. For purposes hereof:

       "Warrant Calculation Period" shall mean the date hereof until the earliest to occur of (i) March 28, 2009; (ii) immediately prior to the time that the Company consummates an initial public offering of its capital stock registered under the Securities Act of 1933, as amended, subject to the terms and conditions stated in herein; or (iii) immediately prior to the time that the Company consummates a Change of Control. For purposes hereof a "Change of Control" shall mean (i) a merger or consolidation of the Company with another entity, or a sale of stock of the Company, in one or more transactions, in which the shareholders of the Company immediately prior to such transaction or series of transactions own less than 50% of the voting power of the surviving corporation after the transaction or series of transactions, or (ii) a sale of all or substantially all of the property of the Company.

       "Fully Diluted Basis" shall mean the total number of shares of Common Stock which are issued and outstanding, including Common Stock issuable upon the exercise of outstanding warrants, plus the total number of shares of Common Stock which would be issued and outstanding assuming the conversion of all outstanding Preferred Stock of the Company, including Preferred Stock issuable upon the exercise of outstanding warrants, and assuming the conversion of all authorized options whether or not such options have been granted or have vested.

2.     EXERCISE PRICE

       The exercise price per share to be paid to the Company for the Common Stock to which the holder hereof has the right to subscribe shall be $0.01 per share as adjusted as provided herein.

3.     EXERCISE OF WARRANT

       The rights represented by this Warrant may be exercised by the holder, in whole or in part by the surrender of this Warrant and delivery of an executed Exercise Notice in the form attached hereto to the Company at its principal office at any time or times within the Warrant Term, accompanied by payment for the Common Stock so subscribed for by certified or bank check. In the event of the partial exercise of the rights represented by this Warrant, a new Warrant shall be issued to the holder. Such new Warrant shall be identical in all respects to this Warrant, with the exception of the value of the Ownership Fraction in Section 1, which shall be reduced by the ownership fraction represented by the number of shares as to which this Warrant shall have been exercised. In any event, such new Warrant and a certificate or certificates for the Common Stock purchased shall be delivered by the Company to the holder not later than ten (10) days after payment is made for the purchased Common Stock.

       The rights represented by this Warrant may also be exercised by the holder by way of a NET ISSUE ELECTION, also known as a cashless exercise. By a Net Issue Election, the holder of this Warrant may elect to receive, without the payment by such holder of any additional consideration, shares of Common Stock equal to the value of this Warrant, or any portion thereof, if any, as determined below, by the surrender of this Warrant and delivery of an executed Notice of Exercise by Net Issue Election in the form attached hereto to the Company at its principal office at any time or times within the Warrant Term. Within ten
(10) days of such Net Issue Election, the Company shall issue and deliver to the holder a certificate or certificates for such number of fully paid and nonassassable shares of Common Stock as is computed using the following formula:

                  X = P*Y(A-B)
                      --------
                         A

       Where:

              X = the number of shares to be issued to such  holder  pursuant to this section;

              P = the portion of this  Warrant to be  exercised,  expressed as a decimal;

              Y = the  number  of shares of Common Stock covered by this Warrant in respect of which the net issue election is made pursuant to this section;

              A = the  fair  market  value  of one  share of  Common  Stock,  as determined in good faith of the Board of Directors of the Company, provided that the Company's Common Stock is not publicly traded. In the event the Company's Common Stock is publicly traded, then fair market value shall be the weighted average of the closing price of the Common Stock for the 10 trading days immediately preceding the making of such request for a Net Issue Election. The Board of Directors of the Company shall promptly respond in writing to any inquiry by the holder hereof as to the fair market value of one share of Common Stock;

              B = the  Warrant  purchase  price  in effect under this Warrant at the time the Net Issue Election is made pursuant to this section.

In the event of a Net Issue Election for less than the full value of this Warrant, the Company shall also issue to the holder a new Warrant as described in the first paragraph of this section. Such new Warrant shall be identical in all respects to this Warrant, with the exception of the value of the Ownership Fraction in Section 1, which shall be reduced by the ownership fraction represented by the value of Y as defined in this section. Such new Warrant shall be delivered to the holder within ten (10) days of the Net Issue Election.

4.     VALIDITY OF ISSUE

       The Company warrants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

5.     ADJUSTMENTS TO PREVENT DILUTION

       (a) If, at any time after expiration of the Warrant Calculation Period, the Company shall issue or sell any shares of Common Stock for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issue or sale, then upon such issue or sale, the Warrant Price shall be recalculated (and if applicable reduced, but in no event thereby increased) to a price (calculated to the nearest cent) determined by dividing
              (i) an amount equal to the sum of (aa) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Warrant Price, and (bb) the consideration, if any, received by the Company upon such issue or sale by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.

              (1) If, at any time after expiration of the Warrant Calculation Period, the Company shall in any manner grant any options or rights to subscribe for or to purchase Common Stock or securities convertible into Common Stock ("Convertible Securities") or shall issue or sell any Convertible Securities and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities [determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options or for the issuance or sale of Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities] shall be less than the Warrant Price in effect immediately prior to the time of the granting of such rights or options or the issuance or sale of such Convertible Securities, then the total maximum number of shares of Stock issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities shall (as of the date of granting of such rights or options or the issuance or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share. No further adjustments of the Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities. Unless a provision of any other paragraph of this Section 4 controls, if the price per share for which Stock is issuable upon exercise of such rights or options or upon conversion or exchange of such Convertible Securities shall change at any time, the Warrant Price then in effect shall forthwith be adjusted or readjusted to such Warrant Price as would have obtained had the adjustments made upon the issuance or sale of such rights, options or Convertible Securities been made upon the basis of (a) the issuance of the number of shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and (b) the assumption that the remaining outstanding options, rights, or Convertible Securities were originally issued at the time of such change. On the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the Warrant Price then in effect shall forthwith be readjusted to such Warrant Price as would have obtained had the adjustments made upon the issuance or sale of such rights or options or Convertible Securities been made upon the basis of (a) the issuance of the number of shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities and (b) the issuance or sale of any such options, rights or Convertible Securities as remain outstanding after said expiration or termination.

              (2) If, at any time after the expiration of the Warrant Calculation Period, the Company shall declare a dividend, or make any further distribution upon any capital stock of the Company, payable in Common Stock or Convertible Securities, then any Common Stock or Convertible Securities (as the case may be) issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration; and in addition to the adjustment of the Warrant Price required by this Section 4(a), the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased so that the holder upon exercise of this Warrant shall be entitled to receive the same number of shares of Common Stock which it would have received if it had exercised this Warrant in full immediately prior to the date for determining stockholders entitled to receive such dividend or distribution.

              (3) If any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued for cash, then the consideration received shall be deemed to be the amount received by the Company, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the value of such consideration as determined by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith.

              (4) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then for purposes of this Warrant such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

       (b)    If,  at any  time  after  expiration  of the  Warrant  Calculation
Period, the Company shall declare a dividend upon any Common Stock of the Company payable otherwise than as a cash dividend paid out of current earnings, or in Common Stock or Convertible Securities, then the Warrant Price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal to the fair value of the dividend per share of the Common Stock outstanding at the time of such declaration as determined by the Board of Directors of the Company. Such reduction shall take effect as of the date on which a record is taken for the purpose of such dividend or, if a record is not taken, the date as of which the holders of Common Stock of record entitled to such dividend are to be determined.

       (c) If the Company shall at any time after expiration of the Warrant Calculation Period subdivide its outstanding shares of Common Stock into a greater number of shares, then the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of shares issuable upon exercise of this Warrant shall be proportionately increased; and conversely, in case the outstanding shares of Common Stock of the Company shall at any time after expiration of the Warrant Calculation Period be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased and the number of shares issuable proportionately reduced.

       (d) Except as provided in paragraph (c) of this Section, if any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or of any successor corporation's property and assets to any other corporation or corporations (any such corporation being included within the meaning of the term "successor corporation") shall be effected at any time after expiration of the Warrant Calculation Period, then as a condition of such recapitalization, reclassification, consolidation, merger, or conveyance, lawful and adequate provision shall be made whereby the holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the right represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such recapitalization, reclassification, consolidation, merger or conveyance not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustment of the Warrant Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. Except as hereinafter provided, the Company shall not effect any consolidation or merger after expiration of the Warrant Calculation Period unless prior to the consummation thereof the successor corporation shall assume by written instrument executed and mailed to the holder at its address registered on the books of the Company the obligation to deliver to the holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. Notwithstanding the foregoing, in the event of a merger or consolidation in which the Company is not the surviving entity, if the Company concludes that it will be unable to satisfy the conditions of this paragraph without a material adverse effect on the terms of such proposed transaction, then the Company shall have the option, prior to or contemporaneously with the closing of such merger or consolidation, to purchase the Warrant from the holder at its then fair value, having regard to both the spread between the Warrant Price and the value of the consideration to be received in the transaction and the remaining term of the Warrant. The Company and the holder of the Warrant shall agree on such fair value or, in the event they are unable to agree, shall submit the question of fair value to binding arbitration before a single arbitrator sitting in New Haven, Connecticut, under the commercial rules of the American Arbitration Association (any cost of arbitration to be borne by the Company).

       (e) Upon any adjustment of the Warrant Price, then and in each such case the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the holder of this Warrant at its address registered on the books of the Company, which notice shall state the Warrant Price resulting from such adjustment and the increased or decreased, if any, number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

       (f) This Section 5 shall not apply to the issuance of Common Stock, or options therefor, (i) to officers or employees of, or consultants to, the Company pursuant either to the Company's 2000 Stock Plan, including amendments thereto, or to future stock plans of like kind, all such amendments or plans as approved by a majority of the Board of Directors of the Company and subject to an aggregate cap of 2,250,000 shares as adjusted for splits, combinations, and reclassifications, and (ii) to officers or employees of, or consultants to, the Company pursuant to any agreements for Common Stock heretofor granted by the Company.

       (g) Notwithstanding anything herein to the contrary, no adjustment shall reduce the Warrant Price below $.001 per share.

6.     NOTICE OF REORGANIZATIONS, ETC.

       In case at any time:

       (a) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation; or

       (b) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in each one or more of said cases, the Company shall give at least the same notice as is provided to the Company's shareholders, by first class mail, postage prepaid, addressed to the holder at its address registered on the books of the Company of (i) the date on which the books of the Company shall close or a record shall be taken for purposes of ascertaining which shareholders will be entitled to vote on such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be; (ii) the date on which the vote shall be taken concerning such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be; and (iii) the date on which such reclassification, liquidation or winding up, as the case may be, is to be effective. Such notice shall also specify the date as of which the holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, dissolution, liquidation, or winding up, as the case may be.

7.     ISSUANCE OF ADDITIONAL COMMON STOCK

       The Company shall give to the holder at least the same notice as is provided to the Company's shareholders, by first class mail, postage prepaid, addressed to the holder at its address registered on the books of the Company, of the record date for determining the holders of Common Stock who shall be granted rights as a class to subscribe for or to purchase, or any options for the purchase of, Common Stock or Convertible Securities, to the end that the holder may exercise its rights to acquire Common Stock under this Warrant, by delivery of an executed Exercise Notice or Notice of Exercise by Net Issue Election in accordance with Section 3 prior to said record date, and may thereby receive the same rights as other holders of Common Stock on said record date.

8.     INVESTMENT REPRESENTATION

       The holder by accepting this Warrant represents that the Warrant is acquired for the holder's own account for investment purposes and not with a view to any offering or distribution and that the holder has no present intention of selling or otherwise disposing of the Warrant or the underlying shares of Common Stock. Upon exercise, the holder will confirm, in respect of securities obtained upon such exercise, that it is acquiring such securities for its own account and not with a view to any offering or distribution in violation of applicable securities laws.

9.     MISCELLANEOUS

       (a) This Warrant shall not entitle the holder to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and no cash dividend paid out of earnings or surplus or interest shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares which may be subscribed for any purchased hereunder until and unless and except to the extent that the rights represented by this Warrant shall be exercised.

       (b) This Warrant is exchangeable, upon the surrender hereof at the office or agency of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase each number of shares as shall be designated by said holder at the time of such surrender.

       (c) No term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the holders and the Company. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of Connecticut. The descriptive headings of the several sections and paragraphs in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

       (d) Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the holder would, except for the provisions of this Section 9(d), be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, cancel this Warrant and pay a sum in cash equal to the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company).

       (e) If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

10.    TRANSFER AND REGISTRATION

       (a) If any proposed transfer, in whole or in part, of this Warrant or the Common Stock issuable upon exercise of this Warrant might reasonably involve a public offering of the same contrary to the investment representations in
Section 8, the Company may require, as a condition precedent to such transfer, an opinion of counsel, satisfactory to it, that the proposed transfer will not involve a public offering which is required to be registered under the Securities Act of 1933. However, no such requirement shall be imposed during such time as a new registration statement or a post-effective amendment thereof covering the Common Stock or part thereof being transferred is in effect. Subject to the foregoing, this Warrant and all rights hereunder is transferable, in whole or in part, on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant duly executed by the holder or its agent or attorney.

       (b) This Warrant and the name and address of the holder have been registered in a Warrant Register that is kept at the principal office of the Company, and the Company may treat the holder so registered as the absolute owner of this Warrant for all purposes.

       (c) In the event that the Company determines that it will file a registration statement under the Securities Act of 1933, as amended (other than a registration statement on a Form S-4 or S-8 or filed in connection with an exchange offer or an offering of securities solely to the Company's existing securities holders) on any form that would also permit the registration of the Common Stock and such filing is to be made on its behalf and/or on behalf of selling holders of its securities for the general registration of its securities to be sold for cash, at such time the Company will, within forty-five (45) days following such determination, give to the holder of this Warrant written notice by registered mail of such determination setting forth the date on which the Company proposes to file such registration statement, which date shall be no earlier than thirty (30) days from the date of such notice, and advising such holder of its right to have the Common Stock included in such registration. Upon the written request of the holder received by the Company no later than thirty
(30) days after the date of the Company's notice, the Company will use reasonable best efforts to cause to be registered under the Securities Act of

1933, as amended, all of the Common Stock that the holder has so requested to be registered. If, in the written opinion of the managing underwriter or underwriters (or, in the case of a nonunderwritten offering, in the written opinion of the placement agent, or if there is none, the Company), the total amount of such securities to be so registered, including the Common Stock of the holder, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to the then current value of such securities; or (ii) without otherwise materially and adversely affecting the entire offering, then the amount of Common Stock to be offered for the account of the holder and any other person who has been granted similar rights will be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such offering to the recommended amount.

       (d) Following the effective date of the first registration of any securities of the Company on Form S-1, the Company shall use its reasonable best efforts to qualify for the use of Form S-2 and Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of either Form S-2 or Form S-3, or both, in addition to the rights contained in the foregoing provisions of this Section 10, the holder of this Warrant shall have the right to request registration on Form S-2 or Form S-3 (by written request stating the number of shares of Common Stock to be disposed of and the intended method of disposition of such shares by such holder), subject to the following:

              (1) No request made under this Section 10(d) shall require a registration statement requested therein to become effective (a) prior to ninety (90) days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering of Common Stock or (b) prior to the effective date of a registration statement referred to in (a) above if the Company shall theretofore have given written notice of such registration statement to the holder of this Warrant pursuant to Section 10(c) and shall have thereafter pursued the preparation, filing and effectiveness of such registration statement with diligence; and

              (2) The Company shall not be required to effect a registration pursuant to this Section 10(d) unless the Common Stock requested to be registered pursuant to this Section 10(d) have a proposed public offering price of one million dollars ($1,000,000) or more; and

              (3) The Company shall not be required to effect a registration pursuant to this Section 10(d) unless the request for registration has been initiated during the Warrant Term.

       Participation in any registration under this Section 10(d) shall be subject to written opinion of the managing underwriter or underwriters, if any, as provided in Section 10(c). Subject to the foregoing, the Company will use its reasonable best efforts to effect promptly the registration of all shares of Common Stock on Form S-2 or Form S-3 to the extent requested by the holder of this Warrant for purposes of disposition.

       (e) The Company shall bear all Registration Expenses incurred in connection with any registration, qualification and compliance by the Company pursuant to this Sections 10. All

Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered. For purposes hereof,

              (1) "Registration Expenses" shall hall mean all expenses incurred by the Company in compliance with Section 10 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company); and

              (2) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale.

       11. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, or other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against impairment due to such event.

                     [THIS SPACE INTENTIONALLY LEFT BLANK.]

       IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President and Treasurer and its corporate seal to be hereunto affixed, and attested by its Secretary as of this 27th day of June, 2002.


                                    TURBOGENOMICS, INC.



                                    By:__________________________
                                    Name:    Beverly E. Thalberg
                                    Title:   President, Secretary, and Treasurer







(SEAL)

Attest:


----------------------------------
Andrew H. Sherman, VP, Operations

                                 EXERCISE NOTICE


TO:  TURBOGENOMICS, INC.


       The undersigned owner of the accompanying Warrant hereby irrevocably exercises the option to purchase _____ shares of Common Stock in accordance with the terms of such Warrant, directs that the shares issuable and deliverable upon such purchase (together with any check for a fractional interest) be issued in the name of and delivered to the undersigned, and makes payment in full therefor at the Warrant Price provided in such Warrant.


COMPLETE FOR REGISTRATION OF SHARES OF COMMON STOCK ON THE STOCK TRANSFER RECORDS MAINTAINED BY THE COMPANY:


________________________________________________________________
Name of Warrant Holder


________________________________________________________________
Address


________________________________________________________________
Social Security or Federal Identification Number


Signature:_______________________________

Date:____________________________________

                    NOTICE OF EXERCISE BY NET ISSUE ELECTION


TO:  TURBOGENOMICS, INC.


       The undersigned owner of the accompanying Warrant hereby irrevocably exercises the option to purchase _____ shares of Common Stock in accordance with the terms of such Warrant and directs that the shares issuable and deliverable upon such exercise (together with any check for a fractional interest) be issued in the name of and delivered to the undersigned. This exercise is by Net Issue Election as provided in such Warrant.


COMPLETE FOR REGISTRATION OF SHARES OF COMMON STOCK ON THE STOCK TRANSFER RECORDS MAINTAINED BY THE COMPANY:


________________________________________________________________
Name of Warrant Holder


________________________________________________________________
Address


________________________________________________________________
Social Security or Federal Identification Number


Signature:_______________________________

Date:____________________________________

                                   ASSIGNMENT



       FOR  VALUE  RECEIVED  ___________________________________  hereby  sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of the Common Stock covered thereby set forth hereinbelow, unto


                                            Social Security
                                            or Federal                  No.
Name of                                     Identification              of
Assignee     Address                        Number                      Shares
--------     -------                        ---------------             ------
























Signature:        ________________________

Address:          ________________________

                  ________________________

                  ________________________

Date:             ________________________